Exhibit 99.1

The Mosaic Company

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.66	$1.26	$0.98	$1.44 (b)	$0.89	$1.01
Foreign Currency (Loss)/Gain per diluted share (a)	$(0.06)	$0.01	$(0.04)	$0.02	$0.03	$0.04
Diluted weighted average # of shares outstanding	426.7	426.6	426.8	427.0	427.2	427.2
Total Net Sales	$2,280	$2,750	$2,646	$2,368	$2,312	$2,619
Gross Margin	$523	$854	$775	$578	$642	$665
As % of Sales	23%	31%	29%	24%	28%	25%
SG&A	$96	$113	$115	$101	$92	$116
Foreign Currency (Loss)/Gain	$(35)	$8	$(27)	$10	$17	$22
Effective Tax Rate(b)	24%	27%	30%	(26%)	26%	23%
Net Income	$284	$535	$417	$616	$380	$430
As % of Sales	13%	20%	16%	26%	16%	16%
Total Debt	$1,081	$1,031	$1,036	$1,061	$1,081	$1,033
Cash & cash equivalents	3,183	3,656	3,549	3,405	3,511	$3,916

Net debt	$(2,102)	$(2,625)	$(2,513)	$(2,344)	$(2,430)	$(2,883)
Cash flow from operations	$464	$1,085	$344	$377	$579	$982
Cash flow from investments	(384)	(460)	(376)	(435)	(378)	(381)
Cash flow from financing	(37)	(100)	(103)	(82)	(85)	(152)
Effect of exchange rate changes on cash	49	52	27	(3)	(10)	(45)

Net cash flow	$92	$577	$(108)	$(143)	$106	$404
Cash dividends paid	$(22)	$(53)	$(107)	$(107)	$(106)	$(107)
Operating Earnings
Potash	$254	$494	$398	$260	$306	$346
Phosphates	158	231	246	208	185	$191
Corporate (c)	(7)	(33)	—	(5)	—	$(11)

Consolidated Op Earnings	$405	$692	$644	$463	$491	$526
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,694	2,814	2,931	2,794	2,672	2,921
Realized average DAP price/tonne(e)	$510	$500	$533	$532	$491	$477
Revenue	$1,667	$1,676	$1,741	$1,656	$1,501	$1,646
Segment Gross Margin	$232	$323	$329	$280	$253	$279
As % of Sales	14%	19%	19%	17%	17%	17%
Potash
Sales volumes (‘000 tonnes)(f)	1,239	2,193	1,791	1,421	2,007	2,448
Realized average MOP price/tonne(e)	$459	$446	$453	$435	$376	$366
Revenue	$628	$1,080	$927	$726	$825	$974
Segment Gross Margin	$291	$545	$441	$300	$397	$389
As % of Sales	46%	51%	48%	41%	48%	40%

The Mosaic Company—Potash Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$369	$603	$614	$542	$440	$480
International	259	477	313	184	385	494

Net Sales	$628	$1,080	$927	$726	$825	$974
Cost of Goods Sold	337	535	486	426	428	585

Gross Margin	$291	$545	$441	$300	$397	$389
As % of Sales	46%	51%	48%	41%	48%	40%
Resources Taxes	$53	$76	$66	$70	$32	$67
Royalties	16	19	12	16	15	$14

Total Resources Taxes & Royalties	$69	$95	$78	$86	$47	$81

Gross Margin (excluding Resources Taxes & Royalties) (g)	$360	$640	$519	$386	$444	$470
As % of Sales	57%	59%	56%	53%	54%	48%

Operating Earnings	$254	$494	$398	$260	$306	$346

As % of Sales	40%	46%	43%	36%	37%	36%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$53	$76	$66	$70	$32	$67
Royalties	16	19	12	16	15	14
Brine Inflow Expenses	58	64	68	59	53	51
Mark to Market (Gain)/Loss	(4)	—	(25)	13	7	16
Depreciation, Depletion and Amortization	63	67	67	74	79	$89

Total costs	$186	$226	$188	$232	$186	$237

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	428	835	862	734	705	804
Crop Nutrients International(f)	630	1,185	767	522	1,134	1,468
Non-Agricultural	181	173	162	165	168	176

Total(f)	1,239	2,193	1,791	1,421	2,007	2,448

Production Volumes (‘000 tonnes)
Production Volume	1,827	1,864	1,547	1,754	2,197	2,161
Operating Rate	79%	81%	67%	75%	83%	81%
Realized prices (FOB plant, $/tonne)
MOP—North America crop nutrients(e)(h)	$514	$492	$480	$467	$426	$415
MOP—International(e)	$413	$405	$402	$353	$327	$326
MOP—Average(e)	$459	$446	$453	$435	$376	$366
Potash CAPEX ($ in millions)	$284	$299	$264	$282	$235	$216

The Mosaic Company—Phosphates Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$603	$653	$602	$683	$549	$589
International	1,064	1,023	1,139	973	952	1,057

Net Sales	$1,667	$1,676	$1,741	$1,656	$1,501	$1,646
Cost of Goods Sold	1,435	1,353	1,412	1,376	1,248	1,367

Gross Margin	$232	$323	$329	$280	$253	$279
As % of Sales	14%	19%	19%	17%	17%	17%
PhosChem sales of other member	$98	$125	$38	$8	$14	$46
Mosaic Sales (excluding PhosChem)(i)	$1,569	$1,551	$1,703	$1,648	$1,487	$1,600
Mosaic COGS (excluding PhosChem)(i)	1,337	1,228	1,374	1,368	1,234	1,321

Gross Margin (excluding PhosChem)(i)	$232	$323	$329	$280	$253	$279
As % of Sales (excluding PhosChem)(i)	15%	21%	19%	17%	17%	17%

Segment Operating Earnings	$158	$231	$246	$208	$185	$191

As % of Sales	10%	14%	14%	13%	12%	12%
Depreciation, Depletion and Amortization	$66	$69	$70	$73	$72	$74
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients
North America(d)	833	799	734	777	638	683
International(d)	820	758	657	586	872	795
Crop Nutrient Blends(j)	470	592	809	690	493	652
Crop Nutrient MicroEssentials ®	271	271	269	345	350	320
Feed Phosphates	154	145	128	134	134	131
Other(k)	146	249	334	262	185	340

Total(d)	2,694	2,814	2,931	2,794	2,672	2,921

Production Volumes (‘000 tonnes)
Total Tonnes Produced(l)	1,928	1,960	2,069	2,152	2,038	2,049
Operating Rate	80%	81%	85%	89%	84%	84%
Realized prices ( $/tonne)
DAP (FOB plant)(e)	$510	$500	$533	$532	$491	$477
Blends (FOB destination)(j)	$564	$546	$544	$557	$559	$560
Realized costs ($/tonne)
Ammonia (tonne)(m)	$564	$373	$499	$569	$550	$517
Sulfur (long ton)(n)	$227	$193	$196	$186	$178	$169
Average Market prices ($/tonne)
Ammonia (tonne)(o)	$460	$570	$697	$701	$644	$578
Sulfur (long ton)(p)	$188	$178	$173	$162	$153	$153
Natural Gas(q)	$2.5	$2.3	$2.9	$3.5	$3.5	$4.0
Phosphates CAPEX ($ in millions)	$97	$140	$100	$85	$100	$140

Notable Items

For the periods reported, the Company noted the following items (increased)/decreased earnings per share for the respective quarter:

Q1 2012			Amount (pre-tax, in millions)
Description	Segment	Line Item		EPS impact (fully diluted)(r)
South Fort Meade litigation costs	Phosphates	Other operating expense	$13	$0.02
Faustina insurance proceeds	Phosphates	Cost of goods sold	(8)	(0.01)
Faustina insurance proceeds	Phosphates	Other operating income	(21)	(0.04)
Foreign currency transaction (gain) loss	Consolidated	Foreign currency transaction (gain) loss	35	0.06

			$19	$0.03

Q2 2012			Amount (pre-tax, in millions)
Description	Segment	Line Item		EPS impact (fully diluted)(r)
VAT reserves	Phosphates	Cost of goods sold	$9	$0.02
ARO adjustment for closed facilities	Phosphates	Other operating expense	21	0.04
Carlsbad fixed asset write-off	Potash	Other operating expense	6	0.01
Potash antitrust litigation	Corporate	Other operating expense	10	0.02
Unrealized (gain) loss on derivatives	Phosphates	Cost Goods Sold	(7)	(0.01)
Foreign currency transaction (gain) loss	Consolidated	Foreign currency transaction (gain) loss	(8)	(0.01)

			$31	$0.07

Q3 2012			Amount (pre-tax, in millions)
Description	Segment	Line Item		EPS impact (fully diluted)(r)
Write off of Riverview Reverse Osmosis (pre-engineering)	Phosphates	Other operating expense	$7	$0.01
Unrealized (gain) loss on derivatives	Potash	Cost of goods sold	(25)	(0.04)
Foreign currency transaction (gain) loss	Consolidated	Foreign currency transaction (gain) loss	27	0.04

			$9	$0.01

Q4 2012			Amount (pre-tax, in millions)
Description	Segment	Line Item		EPS impact (fully diluted)(r)
Discrete tax benefit	Corporate	Tax provision (benefit)	$(179)	$(0.42)
Unrealized (gain) loss on derivatives	Potash	Cost of goods sold	13	0.02
Foreign currency transaction (gain) loss	Consolidated	Foreign currency transaction (gain) loss	(10)	(0.02)

			$(176)	$(0.42)

Q1 2013			Amount (pre-tax, in millions)
Description	Segment	Line Item		EPS impact (fully diluted)(r)
Potash antitrust settlement	Potash	Other operating expense	$42	$0.07
Unrealized loss on derivatives	Potash	Cost of goods sold	7	0.01
Foreign currency transaction (gain)	Consolidated	Foreign currency transaction (gain) loss	(17)	(0.03)
ARO adjustment	Phosphates	Other operating expense	10	0.02

			$41	$0.07

Q2 2013			Amount (pre-tax, in millions)
Description	Segment	Line Item		EPS impact (fully diluted)(r)
Unrealized loss on derivatives	Potash	Cost of goods sold	$16	$0.03
Foreign currency transaction (gain)	Consolidated	Foreign currency transaction (gain) loss	(22)	(0.04)

			$(6)	$(0.01)

Footnotes

(a)	Calculation for diluted foreign currency gain and loss applies effective tax rate.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q4 2012.
(c)	Includes elimination of intersegment sales.
(d)	Excludes tonnes sold by PhosChem for its other member.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.
(g)	Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.
(h)	This price excludes industrial and feed sales.
(i)	Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem.
(j)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors.
(k)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(l)	Includes crop nutrient dry concentrates and animal feed ingredients.
(m)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.
(n)	Amounts are representative of our average sulfur cost in cost of goods sold.
(o)	Three point quarterly average (Fertecon).
(p)	Three point quarterly average (Green Markets).
(q)	Three point quarterly average (NYMEX).
(r)	Calculation of EPS impact applies the effective tax rate.